Derivative Liabilities	12 Months Ended
Jan. 31, 2021
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE LIABILITIES
7.	DERIVATIVE LIABILITIES

The embedded conversion option of the convertible debentures described in Note 4 contain conversion features that qualify for embedded derivative classification. The fair value of the liabilities will be re-measured at the end of every reporting period and the change in fair value will be reported in the statement of operations as a gain or loss on derivative financial instruments.

The table below sets forth a summary in the fair value of the Company’s Level 3 financial liabilities:

January 31, 2021
Balance at the beginning of the period	$928,774

Derivative liability warrants reclassed to equity	(906,678)

Change in value of embedded conversion option	(22,096)

Balance at the end of the period	$-

The Company uses Level 3 inputs for its valuation methodology for the embedded conversion option and warrant liabilities as their fair value were determined by using the Monte Carlo Model based on various assumptions.

At issuance, the expected volatility was 158.3%; risk-free interest rate of 1.58%; and expected term of one year. For the revaluation at January 31, 2020, the expected volatility was 184.4%; risk-free rate of return of 1.43%; and expected term of nine months.

Reclassification at March 25, 2020 to settle the liabilities, the expected volatility was 147.47%; risk-free rate of return of 0.36%; exercise price of $11; and expected term of 2.6 months.